SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 2, 2002
(Date of earliest event reported)

MSDW Structured Asset Corp.
(Sponsor)
(Issuer in Respect of
SATURNS Trust No. 2001-1)
(Exact name of registrant as specified in charter)

Delaware 333-64879 13-4026700
(State or other juris- (Commission (I.R.S. Employer
diction of organization) File No.) Identification No.)

1585 Broadway, New York, New York 10036
(Address of principal executive offices) (Zip Code)

Registrant's Telephone Number, including area code (212) 761-2520

(Former name or former address, if changed since last report.)

ITEM 5. OTHER EVENTS

Not Applicable

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
AND EXHIBITS

(c) Exhibits

Exhibit No. Description

99 Semi Annual distribution report pursuant to
the Trust Agreement for the distribution on
December 2, 2002

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

LASALLE BANK N.A., IN
ITS CAPACITY AS TRUSTEE
UNDER THE TRUST AGREEMENT ON
BEHALF OF MSDW Structured Asset
Corp., Registrant

By: /s Russell Goldenberg
Russell Goldenberg,
Group Senior Vice President

Date: December 2, 2002
ABN AMRO
LaSalle Bank N.A.

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	12/02/2002
			IBM DEBENTURE-BACKED		PAYMENT DATE:	12/02/2002

135 S. LASALLE STREET SUITE 1625
CHICAGO, IL 60603-4159
USA
2001-1
			PRIOR PAYMENT:	06/03/2002
			NEXT PAYMENT:	06/02/2003
					RECORD DATE:	11/15/2002

ABN AMRO ACCT: 67-8762-10-5
	ADMINISTRATOR:		REPORTING PACKAGE TABLE OF CONTENTS	ANALYST:
	AAH KOCHA-CHADDHA (312) 904-0648			SANTY SANTY (714) 238-6732
	LAURA.KOCHA.CHADDHA@ABNAMRO.COM			SANTY.SANTY@ABNAMRO.COM

PAGE(S)
ISSUE ID:	SAT00101			CLOSING DATE:	4/24/2001
		STATEMENTS TO CERTIFICATEHOLDERS	PAGE 2
		CASH RECONCILIATION SUMMARY	PAGE 3	FIRST PAYMENT DATE:	6/1/2001
MONTHLY DATA FILE NAME:		BOND INTEREST RECONCILIATION	PAGE 4
	SAT00101_200212_3.ZIP	OTHER RELATED INFORMATION - SAT00101	PAGE 5
		REALIZED LOSS DETAIL	PAGE 6
		RATING INFORMATION	PAGE 7

PARTIES TO THE TRANSACTION
DEPOSITOR: MSDW STRUCTURED ASSET CORP.
UNDERWRITER: MORGAN STANLEY DEAN WITTER
RATING AGENCY: STANDARD & POOR'S RATING SERVICES/MOODY'S INVESTORS SERVICE, INC.

INFORMATION IS AVAILABLE FOR THIS ISSUE FROM THE FOLLOWING SOURCES
		LASALLE WEB SITE	WWW.ETRUSTEE.NET

		LASALLE FACTOR LINE	(800) 246-5761

11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.					PAGE 1 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

		IBM DEBENTURE-BACKED							STATEMENT DATE:	12/02/2002

		2001-1							PAYMENT DATE:	12/02/2002

WAC:		42.750000%							PRIOR PAYMENT:	06/03/2002
									NEXT PAYMENT:	06/02/2003
WAMM:		2573
									RECORD DATE:	11/15/2002
		GRANTOR TRUST
		ABN AMRO ACCT: 67-8762-10-5

		ORIGINAL	OPENING	PRINCIPAL	PRINCIPAL	NEGATIVE	CLOSING	INTEREST	INTEREST	PASS-THROUGH
	CLASS	FACE VALUE (1)	BALANCE	PAYMENT	ADJ. OR LOSS	AMORTIZATION	BALANCE	PAYMENT (2)	ADJUSTMENT	RATE

	CUSIP		PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	PER $ 1000	NEXT RATE(3)
UNIT		49,662,000.00	49,662,000.00	0.00	0.00	0.00	49,662,000.00	1,769,208.75	0.00	7.12500000%
804097202			1000.000000000	0.000000000	0.000000000	0.000000000	1000.000000000	35.625000000	0.000000000	FIXED

	TOTAL	49,662,000.00	49,662,000.00	0.00	0.00	0.00	49,662,000.00	1,769,208.75	0.00

							TOTAL P&I PAYMENT	1,769,208.75

NOTES: (1) N DENOTES NOTIONAL BALANCE NOT INCLUDED IN TOTAL (2) ACCRUED INTEREST PLUS/MINUS INTEREST ADJUSTMENT MINUS DEFERRED INTEREST EQUALS INTEREST PAYMENT (3) ESTIMATED. * DENOTES CONTROLLING CLASS
11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.									PAGE 2 OF 7

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
IBM DEBENTURE-BACKED	STATEMENT DATE:	12/02/2002
2001-1	PAYMENT DATE:	12/02/2002
PRIOR PAYMENT:	06/03/2002
NEXT PAYMENT:	06/02/2003
RECORD DATE:	11/15/2002
ABN AMRO ACCT: 67-8762-10-5

CASH RECONCILIATION SUMMARY

INTEREST SUMMARY	SERVICING FEE SUMMARY	PRINCIPAL SUMMARY
CURRENT SCHEDULED INTEREST	1,769,208.75	CURRENT SERVICING FEES	0.00	SCHEDULED:
LESS DEFERRED INTEREST	0.00	PLUS FEES ADVANCED FOR PPIS	0.00	CURRENT SCHEDULED PRINCIPAL	0.00
PLUS ADVANCE INTEREST	0.00	LESS REDUCTION FOR PPIS	0.00	ADVANCED SCHEDULED PRINCIPAL	0.00
PLUS UNSCHEDULED INTEREST	0.00	PLUS DELINQUENT SERVICING FEES	0.00	SCHEDULED PRINCIPAL DISTRIBUTION	0.00
PPIS REDUCING SCHEDULED INTEREST	0.00	TOTAL SERVICING FEES	0.00	UNSCHEDULED:
LESS TOTAL FEES PAID TO SERVICER	0.00	CURTAILMENTS	0.00
PLUS FEES ADVANCED FOR PPIS	0.00	PREPAYMENTS IN FULL	0.00
LESS FEE STRIPS PAID BY SERVICER	0.00	PPIS SUMMARY	LIQUIDATION PROCEEDS	0.00
LESS MISC. FEES & EXPENSES	0.00	GROSS PPIS	0.00	REPURCHASE PROCEEDS	0.00
LESS NON RECOVERABLE ADVANCES	0.00	REDUCED BY PPIE	0.00	OTHER PRINCIPAL PROCEEDS	0.00
INTEREST DUE TRUST	1,769,208.75	REDUCED BY SHORTFALLS IN FEES	0.00	UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00
LESS TRUSTEE FEE	0.00	REDUCED BY OTHER AMOUNTS	0.00	REMITTANCE PRINCIPAL	0.00
LESS FEE STRIPS PAID BY TRUST	0.00	NET PPIS	0.00
LESS MISC. FEES PAID BY TRUST	0.00	PPIS REDUCING SERVICING FEE	0.00	SERVICER WIRE AMOUNT	1,769,208.75
LESS INTEREST RESERVE WITHHOLDING	0.00	PPIS ALLOCATED TO CERTIFICATES	0.00
PLUS INTEREST RESERVE DEPOSIT	0.00
REMITTANCE INTEREST	1,769,208.75	POOL BALANCE SUMMARY
BALANCE/AMOUNT	COUNT
BEGINNING POOL	49,662,000.00	1
SCHEDULED PRINCIPAL DISTRIBUTION	0.00
UNSCHEDULED PRINCIPAL DISTRIBUTION	0.00	0
DEFERRED INTEREST	0.00
LIQUIDATIONS	0.00	0
REPURCHASES	0.00	0
ENDING POOL	49,662,000.00	1
ADVANCES
PRIOR OUTSTANDING	CURRENT PERIOD	RECOVERED	ENDING OUTSTANDING
PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST	PRINCIPAL	INTEREST
MADE BY:	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.	PAGE 3 OF 7

ABN AMRO

LASALLE BANK	N.A.

STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)

IBM DEBENTURE-BACKED	STATEMENT DATE:	12/02/2002
PAYMENT DATE:	12/02/2002
2001-1
PRIOR PAYMENT:	06/03/2002
NEXT PAYMENT:	06/02/2003
RECORD DATE:	11/15/2002

ABN AMRO ACCT: 67-8762-10-5
BOND INTEREST RECONCILIATION

DEDUCTIONS	ADDITIONS
REMAINING
ACCRUAL	PASS	ACCRUED
DEFERRED &

PRIOR	INT ACCRUAL	PREPAY-	OTHER	DISTRIBUTABLE	INTEREST	CURRENT PERIOD	OUTSTANDING
CREDIT SUPPORT
THRU	CERTIFICATE	ALLOCABLE	ACCRETION	INTEREST	INT. SHORT-	ON PRIOR	MENT	INTEREST	CERTIFICATE	PAYMENT	(SHORTFALL)/	INTEREST
CLASS	METHOD DAYS	RATE	INTEREST	PPIS	INTEREST	LOSS/EXP	FALLS DUE	SHORTFALL (3)	PENALTIES	PROCEEDS (1)
INTEREST (2)

AMOUNT	RECOVERY	SHORTFALLS	ORIGINAL	CURRENT(4)

UNIT	30/360	180	7.125000000%	1,769,208.75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,769,208.75	1,769,208.75	0.00	0.00	NA	NA
1,769,208.75	0.00	0.00	0.00	0.00	0.00	0.00	0.00	1,769,208.75	1,769,208.75	0.00	0.00

(1) OTHER INTEREST PROCEEDS ARE ADDITIONAL INTEREST AMOUNTS SPECIFICALLY ALLOCATED TO THE BOND(S) AND USED IN DETERMINING THE BONDS DISTRIBUTABLE INTEREST.
(2) ACCRUED - DEDUCTIONS + ADDITIONS INTEREST
(3) WHERE APPLICABLE.
(4) DETERMINED AS FOLLOWS: (A) THE ENDING BALANCE OF ALL THE CLASSES LESS (B) THE SUM OF (I) THE ENDING BALANCE OF THE CLASS AND (II) THE ENDING BALANCE OF ALL CLASSES WHICH ARE NOT SUBORDINATE TO THE CLASS DIVIDED BY (A).
PAGE 4 OF 7
11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.

ABN AMRO

LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
IBM DEBENTURE-BACKED				STATEMENT DATE:		12/02/2002
	2001-1					PAYMENT DATE:	12/02/2002
						PRIOR PAYMENT:	06/03/2002
						NEXT PAYMENT:	06/02/2003
						RECORD DATE:	11/15/2002
ABN AMRO ACCT: 67-8762-10-5
OTHER RELATED INFORMATION

SWAP INFORMATION

		SWAP RECIPIENTS	SWAP AMOUNT RECEIVED		NEXT SWAP RATE

		NONE	0.00	0.00%

11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.						PAGE 5 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
			STATEMENT DATE:	12/02/2002
			IBM DEBENTURE-BACKED	PAYMENT DATE:	12/02/2002
			2001-1	PRIOR PAYMENT:	06/03/2002
				NEXT PAYMENT:	06/02/2003
				RECORD DATE:	11/15/2002

ABN AMRO ACCT: 67-8762-10-5
REALIZED LOSS DETAIL

BEGINNING
SCHEDULED
BALANCE

GROSS PROCEEDS
AS A % OF
SCHED. BALANCE

AGGREGATE
LIQUIDATION
EXPENSES *

NET
LIQUIDATION
PROCEEDS

NET PROCEEDS
AS A % OF
SCHED. BALANCE

PERIOD

DISCLOSURE
CONTROL #

APPRAISAL
DATE

APPRAISAL
VALUE

GROSS
PROCEEDS

REALIZED
LOSS

CURRENT TOTAL
CUMULATIVE
* AGGREGATE LIQUIDATION EXPENSES ALSO INCLUDE OUTSTANDING P&I ADVANCES AND UNPAID SERVICING FEES, UNPAID TRUSTEE FEES, ETC..
	11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.			PAGE 6 OF 7

ABN AMRO

	LASALLE BANK	N.A.
STRUCTURED ASSET TRUST UNIT REPACKAGINGS (SATURNS)
		IBM DEBENTURE-BACKED						STATEMENT DATE:	12/02/2002
					2001-1					PAYMENT DATE:	12/02/2002
										PRIOR PAYMENT:	06/03/2002
										NEXT PAYMENT:	06/02/2003
										RECORD DATE:	11/15/2002
ABN AMRO ACCT: 67-8762-10-5
RATING INFORMATION

						ORIGINAL RATINGS		RATING CHANGE/CHANGE DATE(1)
			CLASS	CUSIP	FITCH	MOODY'S	S&P	FITCH	MOODY'S	S&P

			UNIT	804097202		A1	A+

NR - DESIGNATES THAT THE CLASS WAS NOT RATED BY THE RATING AGENCY.

(1) CHANGED RATINGS PROVIDED ON THIS REPORT ARE BASED ON INFORMATION PROVIDED BY THE APPLICABLE RATING AGENCY VIA ELECTRONIC TRANSMISSION. IT SHALL BE
UNDERSTOOD THAT THIS TRANSMISSION WILL GENERALLY HAVE BEEN PROVIDED TO LASALLE WITHIN 30 DAYS OF THE PAYMENT DATE LISTED ON THIS STATEMENT. BECAUSE RATINGS MAY HAVE CHANGED DURING THE 30 DAY WINDOW, OR MAY NOT BE BEING PROVIDED BY THE RATING AGENCY IN AN ELECTRONIC FORMAT AND THEREFORE NOT BEING UPDATED ON
THIS REPORT, LASALLE RECOMMENDS THAT INVESTORS OBTAIN CURRENT RATING INFORMATION DIRECTLY FROM THE RATING AGENCY.

		11/27/2002 - 09:01 (F327) 2002 LASALLE BANK N.A.								PAGE 7 OF 7